Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
TBG Dividend Focus ETF (TBG)
(the “Fund”)
July 17, 2026
Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”),
each dated November 30, 2025, as previously supplemented

The Fund’s management fee is being reduced to an annual rate of 0.45% of its average daily net assets effective July 20, 2026. The sub-advisory fee rate received by Madison Avenue Financial Solutions, LLC is also being reduced to an annual rate of 0.23% of the Fund’s average daily net assets effective July 20, 2026.
Effective July 20, 2026, the “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced as follows:

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fee[1]	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
1 Restated to reflect current fees.
Also effective July 20, 2026, the “Example” section in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$46	$144	$252	$567

Also effective July 20, 2026, the sections entitled “FUND MANAGEMENT — Investment Adviser” in the Prospectus and “INVESTMENT MANAGEMENT AND OTHER SERVICES — Investment Advisory Agreement” in the SAI are supplemented to include the following:
From June 8, 2026, through July 19, 2026, the Fund’s investment adviser contractually agreed to reduce its management fee from 0.59% to 0.45% of the Fund’s average daily net assets. This agreement was terminated by the Trustees effective July 20, 2026, when the Fund’s management fee was formally reduced to 0.45% of the Fund’s average daily net assets. The agreement did not provide for recoupment of waived management fees.

Please retain this Supplement for future reference.